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                                                                    Exhibit 99.1

SINA ANNOUNCES NOTICE OF SANCTION FROM CHINA MOBILE COMMUNICATION CORPORATION

Shanghai, China-- (PR Newswire) -- September 9, 2004 -- SINA Corporation (Nasdaq: SINA), a leading online media company and value-added information service provider for China and for global Chinese communities, today announces it has received a notice of sanction from China Mobile Communication Corporation ("CMCC").

The notice alleged that 27 wireless value-added service providers had violated CMCC rules and as a result, CMCC is imposing sanctions and penalties on these providers. In this notice, SINA was cited for inappropriate content and unauthorized expansion of dialing numbers for its IVR services. For these infractions, SINA's main IVR service number shall continue to be suspended pending further study by CMCC on SINA's proposed modifications of its IVR service. At the end of July, CMCC informed the Company that its main IVR service number had been temporarily suspended pending investigation. Substantially all SINA's IVR service revenues had been generated from its main IVR service number that is being suspended. For the quarter ended June 30, 2004, revenues from IVR service accounted for approximately 7% of SINA's wireless value-added service revenues and 4% of its total revenues.

As part of the sanctions contained in this notice, CMCC also suspended approval for all of SINA's new applications for products and services on existing platforms for 3 months and SINA's applications for products and services on new platforms for 6 months effective August 15th, 2004. Meanwhile, the Company will continue to offer its existing wireless VAS products and services on existing platforms with CMCC, including SMS, MMS, WAP, KJAVA, Ring-Back-Tone and etc.

About SINA
SINA Corporation (Nasdaq: SINA) is a leading online media company and value-added information service (VAS) provider for China and for global Chinese communities. With a branded network of localized web sites targeting Greater China and overseas Chinese, SINA provides services through five major business lines including SINA.com (online news and content), SINA Mobile (mobile value-added services), SINA Online (community-based services and games), SINA.net (search and enterprise services) and SINA E-Commerce (online shopping and travel). Together these provide an array of services including region-focused online portals, mobile value-added services, search and directory, interest-based and community-building channels, free and premium email, online games, virtual ISP, classified listings, fee-based services, e-commerce and enterprise e-solutions.

Safe Harbor Statement
This announcement contains forward-looking statements. We may also make written or oral forward-looking statements in our periodic reports to the Securities and Exchange Commission on forms 10-K, 10-Q, 8-K, etc., in our annual report to shareholders, in our proxy statements, in our offering circulars and prospectuses, in press releases and other written materials and in oral statements made by our officers, directors or employees to third parties. Statements that are not historical facts, including statements about our beliefs and

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expectations, are forward-looking statements. These statements are based on current plans, estimates and projections, and therefore you should not place undue reliance on them. Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Potential risks and uncertainties include, but are not limited to, SINA's historical losses, its limited operating history, the uncertain regulatory landscape in the People's Republic of China, fluctuations in quarterly operating results, the Company's reliance on mobile value-added service and online advertising sales for a majority of its revenues, the Company's reliance on mobile operators in China to provide mobile value-added service, any failure to successfully develop and introduce new products and any failure to successfully integrate acquired businesses. Further information regarding these and other risks is included in SINA's Annual Report on Form 10-K for the period ended December 31, 2003 and its recent reports on Form 10-Q as well as in its other filings with the Securities and Exchange Commission.

Contact:
Chen Fu
Investor Relations
SINA Corporation
Phone: 8621-62895678 x 6089
E-mail: fuchen@staff.sina.com
Denise Roche
The Ruth Group
Phone: (646) 536-7008
Email: droche@theruthgroup.com